UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2011 (May 4, 2011)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Director Compensation

On May 4, 2011, the Board of Directors (the “Board”) of Penn Virginia Corporation (the “Company”) approved certain changes to the Company’s director compensation policy. The changes had been recommended to the Board by its Compensation and Benefits Committee (the “C&B Committee”) after the C&B Committee had engaged Stone Partners, Inc., its independent compensation consultant, to complete a review of director compensation. The compensation of the Company’s non-employee directors, which is effective as of April 1, 2011, is as follows:

Each non-employee director, other than the Chairman of the Board, receives an annual retainer of $170,000, consisting of $60,000 of cash and $110,000 worth of deferred common stock units. The Chairman of the Board receives an annual retainer of $270,000, consisting of $160,000 of cash and $110,000 worth of deferred common stock units. The actual number of deferred common stock units awarded in any given year is based upon the New York Stock Exchange closing price of the Company’s common stock on the dates on which such awards are granted. Each deferred common stock unit represents one share of the Company’s common stock, which vests immediately upon issuance and is distributed to the holder upon termination or retirement from the Board. Directors are restricted from selling such shares until six months after such termination or retirement. The Chairman of the Audit Committee receives an annual cash retainer of $20,000, the Chairman of the C&B Committee receives an annual cash retainer of $15,000 and the Chairman of the Nominating and Governance Committee receives an annual cash retainer of $6,000. All annual retainers are payable on a quarterly basis in arrears. In addition to annual retainers, each non-employee director receives $2,000 cash for each Board and committee meeting he or she attends in person.

Directors appointed during a year, or who cease to be directors during a year, receive a pro rata portion of cash and deferred common stock units. Directors, including the Chairman of the Board, may elect to receive any cash payments in common stock or deferred common stock units.

The Board eliminated the annual cash retainers for committee service, other than for the chairmen of the committees. The Board also eliminated the meeting fees for telephonic Board or committee meetings.

Non-Employee Directors Deferred Compensation Plan

On May 4, 2011, the Board approved an amendment (the “Deferred Compensation Plan Amendment”) to the Company’s Amended and Restated Non-Employee Directors Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan Amendment amends the Deferred Compensation Plan to freeze the Deferred Compensation Plan as to participation such that no future appointed non-employee directors will be eligible to participate in the Deferred Compensation Plan and no existing non-employee directors will be eligible to elect further fee deferrals or share grant deferrals under the Deferred Compensation Plan.

A copy of the Deferred Compensation Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Officers

On May 4, 2011, A. James Dearlove resigned as Chief Executive Officer of the Company effective immediately. On the same day, the Board promoted H. Baird Whitehead, previously President and Chief Operating Officer of the Company, to President and Chief Executive Officer of the Company. The Company did not enter into any additional plans, contracts or arrangements with Mr. Whitehead in connection with such promotion. The plans, contracts and arrangement to which he is a party or in which he participates are described in the Company’s 2011 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2011.

Approval of Equity Plan Amendment

On February 16, 2011, the C&B Committee approved an amendment (the “Equity Plan Amendment”) to the Company’s Seventh Amended and Restated 1999 Employee Stock Incentive Plan (the “Equity Plan”). The Equity Plan Amendment amends the Equity Plan to (i) increase the number of shares of the Company’s common stock issuable thereunder from 6,335,000 to 7,500,000; (ii) increase the aggregate number of shares of restricted stock and restricted stock units issuable thereunder from 350,000 to 600,000; and (iii) extend the termination date of the Equity Plan from December 31, 2013 to December 31, 2015. The Equity Plan Amendment was made subject to shareholder approval at the 2011 Annual Meeting to be held on May 4, 2011. On May 4, 2011, the shareholders of the Company approved the Equity Plan Amendment. See Item 5.07 below.

A copy of the Equity Plan Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 4, 2011. The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes for, against or withheld, as well as the number of abstentions, set forth below for such matter. With respect to the fourth matter below, the number of votes cast for each of 1 year, 2 years and 3 years, as well as the number of abstentions, is set forth. There were no broker non-votes on any of the matters set forth below.

(1)	The election of eight directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

NAME	FOR	WITHHELD

John U. Clarke	28,556,195	10,368,901
Edward B. Cloues, II	34,696,479	4,228,617
Robert Garrett	30,009,453	8,915,643
Steven W. Krablin	34,771,503	4,153,593
Marsha R. Perelman	34,787,953	4,137,143
Philippe van Marcke de Lummen	31,191,380	7,733,716
H. Baird Whitehead	36,948,766	1,976,330
Gary K. Wright	28,549,088	10,376,008

(2)	The approval of an amendment to the Penn Virginia Corporation Seventh Amended and Restated 1999 Employee Stock Incentive Plan:

FOR	AGAINST	ABSTAIN
32,441,695	4,487,775	1,995,626

(3)	The approval of the advisory resolution regarding executive compensation:

FOR	AGAINST	ABSTAIN
15,154,997	21,790,265	1,979,834

(4)	The approval of the advisory resolution regarding the frequency of future advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
27,620,453	91,905	10,510,176	702,562

The Board has determined that the Company will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2011, the Company announced the election of Mr. Whitehead as Chief Executive Officer of the Company. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment One to the Penn Virginia Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.2	Amendment No. 1 to the Penn Virginia Corporation Seventh Amended and Restated 1999 Employee Stock Incentive Plan.

99.1	Press release of Penn Virginia Corporation dated May 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2011

Penn Virginia Corporation

By:	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amendment One to the Penn Virginia Corporation Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.2	Amendment No. 1 to the Penn Virginia Corporation Seventh Amended and Restated 1999 Employee Stock Incentive Plan.

99.1	Press release of Penn Virginia Corporation dated May 4, 2011.